Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                TIME WARNER INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                              13-3527249
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                           Identification Number)

                              75 Rockefeller Plaza
                            New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

                            Time Warner Savings Plan
                            (Full title of the Plan)

                           Christopher P. Bogart, Esq.
                  Executive Vice President and General Counsel
                                Time Warner Inc.
                              75 Rockefeller Plaza
                            New York, New York 10019
                     (Name and Address of agent for service)

                                 (212) 484-8000
          (Telephone number, including area code, of agent for service)

=================== ================ ===================== ==================== ===============


Title of            Amount to be     Proposed Maximum      Proposed Maximum     Amount of
Securities to be    Registered  (1)  Offering Price Per    Aggregate Offering   Registration
Registered                           Share  (2)            Price  (2)           Fee
------------------- ---------------- --------------------- -------------------- ---------------
------------------- ---------------- --------------------- -------------------- ---------------

Common Stock, par
value $.01 per
share ("Common
Stock")(3)           1,200,000        $73.625               $88,350,000          $23,324.40
=================== ================ ===================== ==================== ===============

(1) This Registration Statement also relates to an indeterminate number of additional shares of Common Stock pursuant to anti-dilution and adjustment provisions of the above-referenced plan. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Calculated pursuant to 457(c) and (h), based on the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange Composite Tape for May 23, 2000, on which day such average was $73.625.

(3) This Registration Statement also pertains to Rights to Purchase Series A Participating Cumulative Preferred Stock ("Rights") of the Registrant. Upon the occurrence of certain prescribed events, one Right will be issued for each share of Common Stock. Until the occurrence of such events, the Rights are not exercisable, will be evidenced by ownership of the Common Stock and will be transferred along with and only with the Common Stock.

                                     PART II

This Registration Statement on Form S-8 registers 1,200,000 additional shares of the Registrant's Common Stock and Rights for issuance under the Time Warner Savings Plan (the "Savings Plan"). The contents of the Post Effective Amendment No. 5 on Form S-8 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-11471) (the "1996 S-8 Registration Statement") as filed with the Commission on October 11, 1996, as it relates to the Savings Plan is hereby incorporated herein by reference to the extent not replaced hereby.

Item 3. Incorporation of Documents by Reference.

     The following documents filed with the Commission by the Registrant (File No. 1-12259) pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as otherwise indicated, are hereby incorporated by reference in this Registration Statement:

                1. The Registrant's Annual Report on Form 10-K for the year ended December 31, 1999 (the "1999 Form 10-K");

                2. The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000;

                3. The Registrant's Current Reports on Form 8-K dated January 10, 2000 (filed on January 14, 2000), January 10, 2000
                      (filed on February 11, 2000), January 23, 2000, February 2, 2000, March 13, 2000, March 31, 2000, April 12, 2000,
                      April 19, 2000 and May 22, 2000; and

                4. The description of the Registrant's Common Stock and Rights to purchase Series A Participating Cumulative Preferred Stock, par value $.10 per share, contained in
                      Item 4 of its Registration Statement on Form 8-B, as filed with the Commission on October 2, 1996, pursuant to
                      Section 12(b) of the Exchange Act, as amended by Amendment No. 1 on Form 8-A/A as filed with the Commission on January 31, 2000.

     All documents and reports subsequently filed by the Registrant pursuant to Sections 13(a) and (c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all such securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein and to be a part hereof shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities

               Not applicable.

Item 5. Interests of Named Experts and Counsel.

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements, schedule and supplementary information of the Registrant and the consolidated financial statements and schedule of Time Warner Entertainment Company, L.P. included in the Registrant's 1999 Form 10-K, as set forth in their reports which are incorporated by reference herein and in the Prospectus, relating hereto. These consolidated financial statements, schedules and supplementary information are incorporated by reference in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of America Online, Inc. for the three years ended June 30, 1999 incorporated by reference as Exhibit 99 to its Form 10-Q/A for the quarterly period ended March 31, 2000, as set forth in their report which is incorporated by reference herein in Time Warner Inc's Current Reports on Form 8-K dated January 10, 2000, March 31, 2000 and May 22, 2000, which are incorporated by reference herein and in the Prospectus, relating hereto. These consolidated financial statements are incorporated by reference in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

     Legal matters in connection with the Common Stock offered hereby have been passed upon for the Registrant by Thomas W. McEnerney, Esq., 75 Rockefeller Plaza, New York, NY 10019.

Item 6.  Indemnification of Directors and Officers.

     Section 145 of the Delaware General Corporation Law (the "DGCL") provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation-a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's charter, by-laws, disinterested director vote, stockholder vote, agreement or otherwise.

     Article VI of the Registrant's By-laws requires indemnification to the fullest extent permitted under Delaware law of any person who is or was a director or officer of the Registrant who is or was involved or threatened to be made so involved in any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was serving as a director, officer or employee of the Registrant or any predecessor of the Registrant or was serving at the request of the Registrant as a director, officer or employee of any other enterprise.

     Section 102(b)(7) of the DGCL permits a provision in the certificate of incorporation of each corporation organized thereunder, such as the Registrant, eliminating or limiting, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Section 1, Article X of the Restated Certificate of Incorporation of the Registrant eliminates the liability of directors to the extent permitted by Section 102(b)(7).

     The foregoing statements are subject to the detailed provisions of Sections 145 and 102(b)(7) of the DGCL, Article VI of such By-laws and Section 1, Article X of such Restated Certificate of Incorporation, as applicable.

     The Registrant's Directors' and Officers' Liability and Reimbursement Insurance Policy is designed to reimburse the Registrant for any payments made by it pursuant to the foregoing indemnification. Such policy has coverage of $50,000,000.

Item 7.  Exemption from Registration Claimed.

               Not applicable.

Item 8.  Exhibits.

     The exhibits listed on the accompanying Exhibit Index are filed or incorporated by reference as part of this Registration Statement.

     The undersigned Registrant hereby undertakes that it will submit the Time Warner Savings Plan and any amendments thereto to the Internal Revenue Service in a timely manner and will make all changes required by the Internal Revenue Service in order to qualify the Time Warner Savings Plan under section 401 of the Internal Revenue Code of 1986, as amended.

Item 9.  Undertakings.

(a)     The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i)  To  include  any  prospectus   required  by  Section
                    10(a)(3)  of  the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

              provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8, or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3)    To  remove  from   registration  by  means  of  a  post-effective
               amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifi-cation is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnifica-tion against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnifi-cation by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York, on May 25, 2000.



                                                TIME WARNER INC.


                                                By: /s/ James W. Barge
                                                        ---------------
                                                Name:   James W. Barge
                                                Title:  Vice President and
                                                        Controller

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on May 25, 2000 in the capacities indicated.


         Signature                                 Title

(i) Principal Executive Officer:


                   *                        Director, Chairman of the Board and
--------------------------------------      Chief Executive Officer
        (Gerald M. Levin)


(ii) Principal Financial Officer:

  /s/ Joseph A. Ripp                        Executive Vice President and Chief
--------------------------------------      Financial Officer
       (Joseph A. Ripp)


(iii) Principal Accounting Officer:

  /s/ James W. Barge                        Vice President and Controller
-------------------------------------
        (James W. Barge)

(iv) Directors:


                 *
--------------------------------
       (J. Carter Bacot)

                 *
--------------------------------
    (Stephen F. Bollenbach)

                 *
--------------------------------
        (John Danforth)

                 *
--------------------------------
      (Gerald Greenwald)

                 *
--------------------------------
       (Carla A. Hills)

                 *
--------------------------------
          (Reuben Mark)

                 *
--------------------------------
        (Michael A. Miles)

                 *
---------------------------------
        (Richard D. Parsons)

                 *
---------------------------------
          (R. E. Turner)

                 *
---------------------------------
    (Francis T. Vincent, Jr.)

Constituting a majority of the Board of Directors

*By  /s/ Thomas W. McEnerney
   -------------------------
       (Thomas W. McEnerney)
       (Attorney-in-Fact)

*Pursuant to Powers of Attorney
  dated as of November 19, 1998

Time Warner Savings Plan

Pursuant to the requirements of the Securities Act of 1933, the administrators of the Time Warner Savings Plan have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on May 25, 2000.



                                                   TIME WARNER SAVINGS PLAN


                                                By:  /s/ John A. LaBarca
                                                   --------------------------
                                                  (John A. LaBarca, Attorney-
                                                    in-Fact)



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on May 25, 2000 in the capacities indicated.

Members of the Committee Administering the Plan

Peter R. Haje
Derek Johnson
John A. LaBarca


By:    /s/ John A. LaBarca
     ------------------------------------
      (John A. LaBarca, Attorney-in-Fact)

                                  EXHIBIT INDEX

Exhibit
Number                    Description                                      Page
------                    -----------                                      ----

4.1    Second Amended and Restated Agreement and Plan of Merger dated as     *
       of January 10, 2000, among America Online, Inc., the Registrant, America Online Merger Sub Inc. and Time Warner Merger Sub Inc.
       (which is incorporated herein by reference to Annex A to the joint proxy statement - prospectus forming part of Amendment No. 4 to the Registration on Form S-4 of AOL Time Warner Inc. (Registration No. 333-30184)).

4.2    Restated Certificate of Incorporation of the Registrant as filed      *
       with the Secretary of State of the State of Delaware on October 10, 1996 (which is incorporated herein by reference to Exhibit 4.3 to the Registrant's Post-Effective Amendment No. 1 on Form S-8 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-11471) (the "1996 S-8 Registration Statement")).

4.3    Certificate of Amendment of Restated Certificate of Incorporation     *
       of the Registrant as filed with the Secretary of State of the State of Delaware on May 26, 1999 (which is incorporated herein by reference to Exhibit 3.(i)(b) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 (the "June 1999
       Form 10-Q")).

4.4    Certificate of Amendment of Restated Certificate of Incorporation     *
       of the Registrant as filed with the Secretary of State of the State of Delaware on May 19, 1997 (which is incorporated herein by reference to Exhibit 3.(i)(c) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (the "June 1997
       Form 10-Q")).

4.5    Certificate of Amendment of Restated Certificate of Incorporation     *
       of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996 (which is incorporated herein by reference to Exhibit 4.4 to the Registrant's 1996 S-8 Registration Statement).

4.6    Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series LMC Common Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996 (which is incorporated herein by reference to Exhibit 4.5 to the Registrant's 1996 S-8 Registration Statement).

4.7    Certificate of Amendment of the Certificate of the Voting Powers,     *
       Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or
       Restrictions Thereof, of Series LMC Common Stock of the Registrant as filed with the Secretary of State of the State of Delaware on May 26, 1999 (which is incorporated herein by reference to Exhibit 3.(i)(f) of the Registrant's June 1999 Form 10-Q).

4.8    Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series
       LMCN-V Common Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996 (which is incorporated herein by reference to Exhibit 4.6 to the Registrant's 1996 S-8 Registration Statement).


4.9    Certificate of Increase of the Number of Shares of Series Common      *
       Stock of the Registrant Designated as Series LMCN-V Common Stock as filed with the Secretary of State of the State of Delaware on August 13, 1997 (which is incorporated herein by reference to Exhibit 3.(i)(b) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997).

4.10   Certificate of Amendment of the Certificate of the Voting Powers,     *
       Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or
       Restrictions Thereof, of Series LMCN-V Common Stock of the
       Registrant as filed with the Secretary of State of the State of Delaware on May 26, 1999 (which is incorporated herein by reference to Exhibit 3.(i)(i) of the Registrant's June 1999 Form 10-Q).

4.11   Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series A Participating Cumulative Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996 (which is incorporated herein by reference to Exhibit 4.7 to the Registrant's 1996 S-8 Registration Statement).

4.12   Certificate of Elimination of the Certificate of the Voting Powers,   *
       Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations or
       Restrictions Thereof, of Series D Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on March 17, 2000 (which is incorporated herein by reference to Exhibit 3.(i)(k) to the Registrant's 1999 Form 10-K).

4.13   Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series D Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996
       (which is incorporated herein by reference to Exhibit 4.8 to the Registrant's 1996 S-8 Registration Statement).

4.14   Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series E Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996
       (which is incorporated herein by reference to Exhibit 4.9 to the Registrant's 1996
       S-8 Registration Statement).

4.15   Certificate of Correction of the Certificate of the Voting Powers,    *
       Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or
       Restrictions Thereof, of Series E Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on November 13, 1996 (which is incorporated herein by reference to Exhibit 3.i(h) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996 (the "1996 Form
       10-K")).

4.16   Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series F Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996
       (which is incorporated herein by reference to Exhibit 4.10 to the Registrant's 1996 S-8 Registration Statement).

4.17   Certificate of Correction of the Certificate of the Voting Powers,    *
       Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or
       Restrictions Thereof, of Series F Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on November 13, 1996 (which is incorporated herein by reference to Exhibit 3.(i)(j) of the Registrant's 1996 Form 10-K).

4.18   Certificate of Elimination of the Certificate of the Voting Powers,   *
       Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations or
       Restrictions Thereof, of Series G Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on March 19, 1999 (which is incorporated by reference to Exhibit 3.(i)(m) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 (the "1998 Form 10-K")).

4.19   Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series G Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996
       (which is incorporated herein by reference to Exhibit 4.11 to the Registrant's 1996 S-8 Registration Statement).

4.20   Certificate of Elimination of the Certificate of the Voting Powers,   *
       Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations or
       Restrictions Thereof, of Series H Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on March 19, 1999 (which is incorporated herein by reference to Exhibit 3.(i)(o) to the Registrant's 1998 Form 10-K).

4.21   Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series H Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996
       (which is incorporated herein by reference to Exhibit 4.12 to the Registrant's 1996 S-8 Registration Statement).

4.22   Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series I Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996
       (which is incorporated herein by reference to Exhibit 4.13 to the Registrant's 1996 S-8 Registration Statement).

4.23   Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series J Convertible Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996
       (which is incorporated herein by reference to Exhibit 4.14 to the Registrant's 1996 S-8 Registration Statement).

4.24   Certificate of Elimination of the Voting Powers, Designations,        *
       Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of
       10 1/4% Series M Exchangeable Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on March
       19, 1999 (which is incorporated herein by reference to Exhibit
       3.(i)(s) to the Registrant's 1998 Form 10-K).

4.25   Certificate of the Voting Powers, Designations, Preferences and       *
       Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of 10 1/4% Series M Exchangeable Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on October 10, 1996
       (which is incorporated herein by reference to Exhibit 4.15 to the Registrant's 1996 S-8 Registration Statement).

4.26   By-laws of the Registrant as of November 19, 1998 (which are          *
       incorporated herein by reference to Exhibit 3.(ii) to the Registrant's 1998 Form 10-K).

4.27   Rights Agreement (the "Rights Agreement") dated as of October 10,     *
       1996 between the Registrant and ChaseMellon Shareholder Services L.L.C. ("ChaseMellon") (which is incorporated herein by reference
       to  Exhibit  4.17  to  the   Registrant's   1996  S-8  Registration
       Statement).

4.28   Amendment No. 1 to the Rights Agreement dated as of December 15,      *
       1998, between the Registrant and ChaseMellon (which is incorporated herein by reference to Exhibit 4.2 to the Registrant's 1998 Form
       10-K).

4.29   Amendment No. 2 to the Rights Agreement dated as of January 21,       *
       1999 between the Registrant and ChaseMellon (which is incorporated herein by reference to Exhibit 4.3 to the Registrant's 1998 Form
       10-K).

4.30   Amendment No. 3 to the Rights Agreement dated as of January 10,       *
       2000 between the Registrant and ChaseMellon (which is incorporated herein by reference to Exhibit 4 to the Registrant's Amendment No.
       1 on Form 8A/A to the Registrant's Registration Statement on Form
       8-B as filed with the Commission on January 31, 2000).

4.31   Stock Option Agreement dated as of January 10, 2000 between AOL and   *
       the Registrant (which is incorporated herein by reference to Exhibit 99.2 to the Registrant's Current Report on Form 8-K dated January 10, 2000 as filed with the Commission on January 14, 2000.

5 Opinion of Thomas W. McEnerney, Esq. regarding the legality of the securities being registered.

23.1   Consent of Ernst & Young, LLP, Independent Auditors.

23.2   Consent of Ernst & Young, LLP, Independent Auditors.

23.3   Consent of Thomas W. McEnerney, Esq. (which is incorporated herein    *
       by reference to Exhibit 5).

24.1   Power of attorney, dated November 19, 1998 (which is incorporated     *
       herein by reference to Exhibit 24 to the Registrant's Registration Statement on Form S-8 as filed with the Commission on December 18, 1998 (Registration No. 333-60161)).

24.2 Power of attorney for the Administrative Committee of the Time Warner Savings Plan, the Time Warner Thrift Plan and the TWC Savings Plan dated May 25, 2000.

*     Incorporated by reference.